capstone

MICROCAP LEADERSHIP SUMMIT

Investor Presentation

Friday, September 22, 2017

Stewart Wallach
President & CEO

Aimee Gaudet
Corporate Secretary

OTCQB: CAPC

 This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, as amended. Such statements consist of words like “anticipate,” “expect,” “project,” “continue” and similar words. These statements are based on the Company’s and its subsidiaries’ current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include consumer acceptance of the Company’s products, its ability to deliver new products, the success of its strategy to broaden market channels and the relationships it has with retailers and distributors. Prior success in operations does not necessarily mean success in future operations. The ability of the Company to adequately and affordably fund operations and any growth will be critical to achieving and sustaining any expansion of markets and revenue. The introduction of new products or the expanded availability of products does not mean that the Company will enjoy better financial or business performance. The risk that the audit could cause results to differ materially from what is presented within and the risks associated with any investment in Capstone Companies, Inc., which is a small business concern and a "penny-stock Company” and, as such, a highly risky investment suitable for only those who can afford to lose such investment, should be evaluated together with the risks and uncertainties more fully described in the Company’s Annual and Quarterly Reports filed with the Securities and Exchange Commission. Capstone Companies, Inc. undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Contents of referenced URLs are not incorporated into this presentation.  SAFE HARBOR

 Creating and Delivering LED Lighting for Consumers Worldwide  Recent Price  $0.495  Shares outstanding (millions)  47.0  Market Capitalization (millions)  $23.3  Float (millions)  24.0  Avg. daily volume (3 mo., thousands)  25.2  Insider ownership  41.2%  Book value per share  $0.129  2016 Revenue (millions)  $30.6  2014 – 2016 revenue CAGR* 50.0%        CAPC INVESTMENT OPPORTUNITY SUMMARY  Market data is as of 09/13/2017; ownership is as of latest filing; book value per share is as of 06/30/2017* Compound Annual Growth Rate  All 2017 financial data in this presentation is preliminary and unaudited.

capstone

DIVERSE CONSUMER LED LIGHTING PRODUCTS

- **Decorative & Aesthetic**
  - ✓ Accent Lighting
  - ✓ Bath Vanity Lighting
  - ✓ Sconces
  - ✓ Under Cabinet Lighting
- **Outdoor Fixtures**
- **Power Failure**
  - ✓ Turns on when the power goes out
- **Safety & Security**
  - ✓ Motion Sensor Lighting
  - ✓ Night Lights




LED BATH VANITY SOLUTIONS
SAFETY & SECURITY SOLUTIONS
INTERIOR LIGHTING SOLUTIONS
POWER FAILURE SOLUTIONS
NIGHT LIGHT SOLUTIONS
LED BULB SOLUTIONS
OUTDOOR DECORATIVE LIGHTING SOLUTIONS
UNDER CABINET SOLUTIONS

OTCQB: CAPC

4

POWER FAILURE TECHNOLOGY

- **Capstone Power Control ("CPC") technology makes solid state lighting "Power Failure" ready**
  - ✓ LED bulb with patented technology

    (Patent Number – 9,425,649 / Issued August 23, 2016)
- **CPC is a proprietary detection solution and on/off and switchable back-up battery lighting technology**
  - ✓ Conserves power during prolonged outages
  - ✓ No impact on aesthetic of lighting fixture


Turns on when
the power goes out







OTCQB: CAPC

5

BUILDING A LEADER IN LED LIGHTING

- **Growing Global LED lighting market**
  - ✓ Expected to grow to ~$42 billion by 2020*
  - ✓ Annual growth rate of approximately 13.5%*
- **Expanding offerings into all categories of LED home lighting**
  - ✓ Focused on product opportunities where Capstone provides a perceptible difference
  - ✓ Leveraging product successes & momentum
  - ✓ Ongoing development of innovative and advanced ideas and concepts
- **Branding Strategy: Establishing multiple trusted brands**
  - ✓ Capstone Lighting®
  - ✓ Duracell®
  - ✓ Hoover® Home LED


By 2020
$42 BILLION
13.5%
Annual Growth*
GLOBAL
LED LIGHTING
MARKET

** Source: Allied Market Research, September 2014 Global Light Emitting Diode Market Report*

OTCQB: CAPC
6

 EXPANDING RETAIL POSITION THROUGH BRANDING STRATEGY

capstone

DIRECT IMPORT BUSINESS MODEL

- **Low cost offshore manufacturing**
  - ✓ Manufacturing partners held to compliance, security and equipment evaluation audits
  - ✓ Capstone Hong Kong based team manages and oversees all QA/QC testing
- **On demand manufacturing and importing**
  - ✓ Benefits working capital
- **U.S. warehouse provides capacity for minimal onshore stocking and service as required**




LED SURFACE-MOUNTED
MULTI-COLOR ACCENT LIGHTS


capstone
LED OUTDOOR
GOOSENECK LANTERN


capstone
POWER
FAILURE
16 LED Light

OTCQB: CAPC

8

capstone

GLOBAL CUSTOMERS & END MARKETS

- **Reaching end users through multiple channels**
  - ✓ Warehouse Clubs
  - ✓ Big Box Retailers
  - ✓ Home Centers
  - ✓ Online Retailers
- **Expertise in marketing and sales**
  - ✓ Knowledge of purchase practices
  - ✓ Strong company relationships built on trust and performance
  - ✓ Responsive, pro-active and cost competitive

- **International Markets**
  - ✓ Australia
  - ✓ France
  - ✓ Iceland
  - ✓ Japan
  - ✓ Mexico
  - ✓ New Zealand
  - ✓ North America
  - ✓ South Korea
  - ✓ Spain
  - ✓ Taiwan
  - ✓ Thailand
  - ✓ United Kingdom

2016 Sales:
$30.6 million


7%
93%
U.S.
International

OTCQB: CAPC
9

RAPID GROWTH

($ in thousands)



Annual Revenue
50% CAGR
$13,624
$15,924
$30,630
2014
2015
2016



Annual Gross Profit & Margin
$2,782
$3,824
$7,398
20.4%
24.0%
24.2%
2014
2015
2016

- **Exceeded $30 million in revenue for 2016**
- **Expanded product placement**
  - ✓ Accent Lighting
  - ✓ CPC Bulb
  - ✓ Gooseneck Lighting Fixture
  - ✓ Motion Sensor Lighting
  - ✓ Multi-Function Bath Vanity Lighting Fixture
- **Product roadmap looking forward to 2018-2019**
- **Gross margin defined by cost of manufacturing and promotional allowances**

OTCQB: CAPC

10

 SIGNIFICANT OPERATING LEVERAGE  Annual Operating Profit & Margin  ($ in thousands)  Annual Net (Loss) Income  Strong operating leverage on higher salesInterest expense impact:2014: $328 thousand2015: $317 thousand2016: $281 thousand

 SETTING NEW RECORDS  20.0%  29.5%  23.9%  12.7%  7.6%  12.2%  Expanded product portfolio drives record setting revenue and gross profitSeasonality: Promotional scheduling typically dampens Q1 results and drives stronger Q2 and Q3  ($ in thousands)  All 2017 financial data in this presentation is preliminary and unaudited.     Q1 2016  Q2 2016  Q3 2016  Q4 2016  Q1 2017  Q2 2017  Quarterly Revenue  $2,078  $8,902  $11,692  $7,958  $6,752  $10,220                       Quarterly Gross Profit   $ 614    $ 2,129    $ 2,851    $ 1,804    $ 1,579    $ 2,643   % to Revenue  29.5%  23.9%  24.4%  22.7%  23.4%  25.9%  Quarterly Income Before Taxes   $ (99)   $ 1,095    $ 1,514    $ 578    $ 379    $ 1,303   % to Revenue  -4.8%  12.3%  12.9%  7.3%  5.6%  12.7%  Quarterly Net Income   $ (99)   $ 1,082    $ 1,490    $ 348    $ 251    $ 901   % to Revenue  -4.76%  12.15%  12.74%  4.37%  3.72%  8.82%

BALANCE SHEET

($ in thousands)

Net Working Capital as a % of Sales[1]


22.1%
8.8%
8.7%
2015
2016
2017 (3)

Total Debt & Stockholders' Equity


$2,262
$4,340
$5,150
$1,322
$6,093
$1,054
2015
2016
2017
Debt
Stockholder's Equity

- **Strong cash generation and financial flexibility**
- **Low working capital requirements**
- **Initiated stock buy back program in 2016**
  - ✓ Authorized $750k
  - ✓ Extended through 2017
  - ✓ Repurchased 1.667 mm shares through April 2017

Total Debt to EBITDA[2]


4.0x
0.4x
2015
2016

(1) *Net working capital = (current assets – cash) – (current liabilities – short term debt). Average net working capital is used in calculations.*

(2) *EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP Net Income to EBITDA and other important disclosures regarding the company's use of EBITDA*

(3) *As of June 30, 2017*

All 2017 financial data in this presentation is preliminary and unaudited.

OTCQB: CAPC

13

KEY TAKEAWAYS

- ✓ Rapidly growing LED lighting company
- ✓ Designs and engineers unique products with broad consumer appeal
- ✓ Untapped intellectual property and licensing opportunities
- ✓ Hoover® license agreement and partnerships accelerate end-user adoption
- ✓ Industry leaders with over 100 years of combined experience in international business and offshore manufacturing
- ✓ Established relationships with large retailers
- ✓ Low cost manufacturing → Strong margin profile
- ✓ Direct import distribution → Low working capital



OTCQB: CAPC

14

MICROCAP LEADERSHIP SUMMITInvestor PresentationFriday, September 22, 2017    OTCQB: CAPC

 SUPPLEMENTAL SLIDES

 COMPETITIVE LANDSCAPE  Highly competitive LED lighting market with several large global manufacturers specifically bulb manufacturersRecognized CompetitionAmertacFeitInternational Development GroupJascoPrivate-label lighting offered by large retailers impacts market in some geographic regions

 The Company believes EBITDA, a non-GAAP financial measure, is often a useful measure of a Company’s operating performance and is a significant basis used by the Company’s management to measure the operating performance of the Company’s business because EBITDA excludes charges for depreciation and amortization, and interest expense resulting from our debt financings, as well as our provision for income tax expense. EBITDA does not represent and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure for determining operating performance or liquidity that is calculated in accordance with generally accepted accounting principles.   EBITDA RECONCILIATION  ($ in thousands)    Twelve Months Ended            Dec. 31, 2015    Dec. 31, 2016    6 Months Ended 06/30/17  Net Income   $ 699       $ 2,821      $ 1,152   Interest expense, net  317    255    44  Provision for income taxes  8    267    530  Depreciation and amortization  72    64    36  EBITDA   $ 1,096      $ 3,407      $ 1,762

 350 Jim Moran Blvd. Suite 120Deerfield Beach, FL 33442T: 954.570.8889 x 313 F: 954.570.6678www.capstonecompaniesinc.com  CONTACT  Stewart WallachPresident & CEO  The attached designs and marketing information are the property of Capstone Industries, Inc.  Disclosure of the following confidential information, not for the intended recipients, is strictly prohibited without prior approval.